Exhibit 99.2
ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2003			2004			2005			2006
	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)
1. Sales	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)
1st Qtr	-6%	346,722	11%	0%	411,930	19%	19%	546,810	33%	6%	657,271	20%
2nd Qtr	-8%	355,719	8%	-5%	401,346	13%	30%	571,591	42%	0%	658,696	15%
3rd Qtr	-9%	444,979	6%	1%	520,724	17%	25%	704,918	35%
4th Qtr	-11%	560,389	5%	9%	687,254	23%	28%	961,392	40%

Year	-9%	1,707,810	7%	2%	2,021,253	18%	26%	2,784,711	38%
6 Mos	-7%	702,441	9%	-3%	813,276	16%	24%	1,118,401	38%	3%	1,315,967	18%
9 Mos	-8%	1,147,421	8%	-1%	1,333,999	16%	24%	1,823,319	37%

2. Cost of Goods Sold		(% of Sales)			(% of Sales)			(% of Sales)			(% of Sales)

1st Qtr		130,243	37.6%		144,006	35.0%		189,558	34.7%		227,355	34.6%
2nd Qtr		122,068	34.3%		120,429	30.0%		181,931	31.8%		203,438	30.9%
3rd Qtr		167,328	37.6%		184,107	35.4%		239,832	34.0%
4th Qtr		205,001	36.6%		231,487	33.7%		321,974	33.5%

Year		624,640	36.6%		680,029	33.6%		933,295	33.5%
6 Mos		252,311	35.9%		264,435	32.5%		371,489	33.2%		430,793	32.7%
9 Mos		419,639	36.6%		448,542	33.6%		611,321	33.5%

3. Gross Profit		(% of Sales)			(% of Sales)			(% of Sales)			(% of Sales)

1st Qtr		216,479	62.4%		267,924	65.0%		357,252	65.3%		429,915	65.4%
2nd Qtr		233,651	65.7%		280,917	70.0%		389,660	68.2%		455,258	69.1%
3rd Qtr		277,651	62.4%		336,617	64.6%		465,086	66.0%
4th Qtr		355,388	63.4%		455,767	66.3%		639,418	66.5%

Year		1,083,169	63.4%		1,341,225	66.4%		1,851,416	66.5%
6 Mos		450,130	64.1%		548,841	67.5%		746,912	66.8%		885,173	67.3%
9 Mos		727,781	63.4%		885,457	66.4%		1,211,998	66.5%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2003		2004		2005		2006
4. Total Stores and Distribution Expense	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	137,747	39.7%	165,515	40.2%	222,223	40.6%	258,352	39.3%
2nd Qtr	139,732	39.3%	160,515	40.0%	232,097	40.6%	270,494	41.1%
3rd Qtr	155,937	35.0%	188,381	36.2%	252,947	35.9%
4th Qtr	163,999	29.3%	223,833	32.6%	293,488	30.5%

Year	597,416	35.0%	738,244	36.5%	1,000,755	35.9%
6 Mos	277,479	39.5%	326,030	40.1%	454,320	40.6%	528,846	40.2%
9 Mos	433,417	37.8%	514,411	38.6%	707,267	38.8%

5. Total Marketing, General and Administrative Expense	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	38,238	11.0%	55,784	13.5%	67,146	12.3%	89,699	13.6%
2nd Qtr	38,932	10.9%	51,703	12.9%	67,884	11.9%	85,340	13.0%
3rd Qtr	41,323	9.3%	86,273	16.6%	97,644	13.9%
4th Qtr	37,060	6.6%	66,076	9.6%	80,783	8.4%

Year	155,553	9.1%	259,836	12.9%	313,457	11.3%
6 Mos	77,170	11.0%	107,488	13.2%	135,030	12.1%	175,039	13.3%
9 Mos	118,493	10.3%	193,760	14.5%	232,674	12.8%

6. Other Operating Income, Net	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	(186)	-0.1%	(95)	0.0%	(406)	-0.1%	(2,121)	-0.3%
2nd Qtr	(147)	0.0%	(63)	0.0%	(1,408)	-0.2%	(3,005)	-0.5%
3rd Qtr	(187)	0.0%	(15)	0.0%	(1,379)	-0.2%
4th Qtr	(459)	-0.1%	(4,317)	-0.6%	(2,341)	-0.2%

Year	(979)	-0.1%	(4,490)	-0.2%	(5,534)	-0.2%
6 Mos	(333)	0.0%	(158)	0.0%	(1,814)	-0.2%	(5,126)	-0.4%
9 Mos	(520)	0.0%	(174)	0.0%	(3,193)	-0.2%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2003		2004		2005		2006
7. Operating Income	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	40,680	11.7%	46,720	11.3%	68,289	12.5%	83,985	12.8%
2nd Qtr	55,134	15.5%	68,762	17.1%	91,087	15.9%	102,429	15.6%
3rd Qtr	80,578	18.1%	61,978	11.9%	115,874	16.4%
4th Qtr	154,788	27.6%	170,175	24.8%	267,488	27.8%

Year	331,179	19.4%	347,635	17.2%	542,738	19.5%
6 Mos	95,814	13.6%	115,483	14.2%	159,376	14.3%	186,415	14.2%
9 Mos	176,392	15.4%	177,460	13.3%	275,250	15.1%

8. Interest Income, Net	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	(991)	-0.3%	(985)	-0.2%	(1,220)	-0.2%	(3,166)	-0.5%
2nd Qtr	(861)	-0.2%	(1,358)	-0.3%	(1,560)	-0.3%	(2,765)	-0.4%
3rd Qtr	(757)	-0.2%	(1,574)	-0.3%	(1,516)	-0.2%
4th Qtr	(1,099)	-0.2%	(1,299)	-0.2%	(2,376)	-0.2%

Year	(3,708)	-0.2%	(5,216)	-0.3%	(6,672)	-0.2%
6 Mos	(1,852)	-0.3%	(2,343)	-0.3%	(2,780)	-0.2%	(5,931)	-0.5%
9 Mos	(2,609)	-0.2%	(3,919)	-0.3%	(4,296)	-0.2%

9. Pre-tax Income	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	41,671	12.0%	47,707	11.6%	69,509	12.7%	87,151	13.3%
2nd Qtr	55,995	15.7%	70,120	17.5%	92,647	16.2%	105,194	16.0%
3rd Qtr	81,335	18.3%	63,552	12.2%	117,390	16.7%
4th Qtr	155,887	27.8%	171,474	25.0%	269,864	28.1%

Year	334,887	19.6%	352,853	17.5%	549,410	19.7%
6 Mos	97,666	13.9%	117,827	14.5%	162,156	14.5%	192,346	14.6%
9 Mos	179,001	15.6%	181,379	13.6%	279,546	15.3%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2003		2004		2005		2006
10. Taxes	(Tax Rate)		(Tax Rate)		(Tax Rate)		(Tax Rate)
1st Qtr	15,886	38.1%	18,390	38.5%	29,150	41.9%	30,911	35.5%
2nd Qtr	21,467	38.3%	27,232	38.8%	35,246	38.0%	39,472	37.5%
3rd Qtr	31,401	38.6%	23,641	37.2%	45,790	39.0%
4th Qtr	61,304	39.3%	67,214	39.2%	105,240	39.0%

Year	130,057	38.8%	136,477	38.7%	215,426	39.2%
6 Mos	37,353	38.2%	45,622	38.7%	64,396	39.7%	70,383	36.6%
9 Mos	68,754	38.4%	69,263	38.2%	110,186	39.4%

11. Net Income	(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	25,785	7.4%	29,317	7.1%	40,359	7.4%	56,240	8.6%
2nd Qtr	34,528	9.7%	42,888	10.7%	57,401	10.0%	65,722	10.0%
3rd Qtr	49,934	11.2%	39,911	7.7%	71,600	10.2%
4th Qtr	94,583	16.9%	104,260	15.2%	164,624	17.1%

Year	204,829	12.0%	216,376	10.7%	333,984	12.0%
6 Mos	60,313	8.6%	72,205	8.9%	97,760	8.7%	121,963	9.3%
9 Mos	110,247	9.6%	112,116	8.4%	169,360	9.3%

12. Net Income	(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	25,785	11.6%	29,317	13.7%	40,359	37.7%	56,240	39.3%
2nd Qtr	34,528	12.0%	42,888	24.2%	57,401	33.8%	65,722	14.5%
3rd Qtr	49,934	5.6%	39,911	-20.1%	71,600	79.4%
4th Qtr	94,583	1.1%	104,260	10.2%	164,624	57.9%

Year	204,829	5.2%	216,376	5.6%	333,984	54.4%
6 Mos	60,313	11.8%	72,205	19.7%	97,760	35.4%	121,963	24.8%
9 Mos	110,247	8.9%	112,116	1.7%	169,360	51.1%

13. Net Income per Fully-Diluted Share	(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	$0.26	13.0%	$0.30	15.4%	$0.45	50.0%	$0.62	37.8%
2nd Qtr	$0.34	13.3%	$0.44	29.4%	$0.63	43.2%	$0.72	14.4%
3rd Qtr	$0.50	6.4%	$0.42	-16.0%	$0.79	88.1%
4th Qtr	$0.97	3.2%	$1.15	18.6%	$1.80	56.5%

Year	$2.06	6.2%	$2.28	10.7%	$3.66	60.5%
6 Mos	$0.60	13.2%	$0.74	23.3%	$1.07	44.6%	$1.34	25.2%
9 Mos	$1.10	10.0%	$1.16	5.5%	$1.87	61.2%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2003	2004	2005	2006
14. Fully-Diluted Weighted-Average Shares Outstanding
1st Qtr	99,835	96,872	89,800	91,327
2nd Qtr	100,128	97,590	91,501	91,178
3rd Qtr	99,102	95,351	90,458
4th Qtr	97,839	90,750	91,275

Year	99,580	95,110	91,221
6 Mos	100,542	97,118	90,946	91,274
9 Mos	100,095	96,522	90,422

15. Actual Shares Outstanding - End of Period
1st Qtr	98,004	94,788	86,324	87,958
2nd Qtr	96,438	95,773	88,707	88,038
3rd Qtr	96,326	90,556	87,606
4th Qtr	94,607	86,040	87,726

16. Number of Stores - End of Period	(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	602	18.7%	706	17.3%	783	10.9%	846	8.0%
2nd Qtr	625	17.3%	727	16.3%	804	10.6%	880	9.5%
3rd Qtr	651	16.3%	764	17.4%	820	7.3%
4th Qtr	700	17.3%	788	12.6%	851	8.0%

17. Gross Square Feet - End of Period	(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	4,392	16.4%	5,065	15.3%	5,573	10.0%	5,974	7.2%
2nd Qtr	4,538	15.3%	5,192	14.4%	5,674	9.3%	6,220	9.6%
3rd Qtr	4,709	14.6%	5,439	15.5%	5,789	6.4%
4th Qtr	5,021	15.2%	5,591	11.4%	6,025	7.8%